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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 22, 2003


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

           Delaware                    1-7823                43-1162835
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

  One Busch Place, St. Louis, Missouri                            63118
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(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
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                                      NONE
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        (Former name or former address, if changed since last report)




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Item 12.    Results of Operations and Financial Condition.

     On October 22, 2003, the Registrant issued a press release reporting its financial results for the period ended September 30, 2003. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

     The exhibit to this report is as follows:

     Exhibit No.    Description
     -----------    -----------

         99         Press Release issued by Registrant dated October 22, 2003





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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY: /s/ John F. Kelly
                                                -----------------------------
                                                John F. Kelly
                                                Vice President and Controller




October 22, 2003
   (Date)





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                                EXHIBIT INDEX
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Exhibit No.   Description
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   99         Press release issued by Registrant dated October 22, 2003.